Safety and efficacy of CABA-201, a fully human, autologous 4-1BB anti-CD19 CAR T cell therapy in patients with immune-mediated necrotizing myopathy and systemic lupus erythematosus from the RESET-Myositis™ and RESET-SLE™ clinical trials Saira Sheikh1; Tahseen Mozaffar2; Vimal Derebail1; Natalie Grover1; Jonathan Hogan3; Courtney Little3; Yvonne White3; Claire Miller3; Rebecca Estremera3; Jenell Volkov3; Daniel Nunez3; Jason Stadanlick3; Mallorie Werner3; Zachary Vorndran3; Alexandra Ellis3; Jazmean Williams3; Justin Cicarelli3; Quynh Lam3; Thomas Furmanak3; Chris Schmitt3; Fatemeh Nezhad3; Dan Thompson3; Samik Basu3 NOVEMBER 2024 Presenting author: David J. Chang3   1. University of North Carolina at Chapel Hill, Chapel Hill, NC; 2. University of California, Irvine, Irvine, CA; 3. Cabaletta Bio, Philadelphia, PA Exhibit 99.4

Disclosures

Author		Disclosures
David J. Chang		**Employee**: Cabaletta Bio
Saira Sheikh		**Consultant:** AstraZeneca; Biogen; Cabaletta Bio; GSK
Tahseen Mozaffar		**Advisor or Review Panel Member, Grant/Research Support:** Amicus; AnnJi; Argenx; Astellas Gene Therapy; AstraZeneca; Janssen; Sanofi; Spark Therapeutics; UCB **Advisor or Review Panel Member:** Arvinas; AskBio; Horizon Therapeutics; Maze Therapeutics; Sarepta **Grant/Research Support:** Bristol-Myers Squibb (BMS); Cartesian Therapeutics; Grifols; ML-Bio; Valerion
Vimal Derebail		**Consultant:** Amgen; Forma Therapeutics (NovoNordisk); iCell Gene; Novartis
Natalie Grover		**Consultant**: BMS
Jonathan Hogan Courtney Little Yvonne White Claire Miller Rebecca Estremera Jenell Volkov Quynh Lam Thomas Furmanak Fatemeh Nezhad	Dan Thompson Daniel Nunez Jason Stadanlick Mallorie Werner Zachary Vorndran Alexandra Ellis Jazmean Williams Justin Cicarelli Chris Schmitt Samik Basu	**Employees:** Cabaletta Bio

Safety and efficacy of CABA-201• 17 NOV 2024

Autoimmune Disease Patients Face Substantial Unmet Medical Needs Safety and efficacy of CABA-201• 17 NOV 2024 Myositis Chronic inflammation often leads to permanent tissue damage1 Progressive weakness, pain, dysphagia, and extramuscular manifestations are also common5 Systemic lupus erythematosus Systemic sclerosis Progressive, multi-organ damage6 ~40% develop lupus nephritis with 25% risk of death or ESKD within 10 years7,8 Progressive skin and organ fibrosis, which often leads to irreversible lung, cardiac and kidney damage2 Average survival from diagnosis is ~12 years9 Safety and efficacy of CABA-201• 17 NOV 2024 Patients are seeking a drug-free, symptom-free life; physicians also prioritize prevention of end-organ damage10 Despite therapies with chronic broad immunosuppression, mortality is increased, and quality of life is reduced*1-4 *Compared with the general population; ESKD, end-stage kidney disease 1. Lundberg IE, et al. Nat Rev Dis Primers. 2021;7(1):86. 2. Allanore Y, et al. Nat Rev Dis Primers. 2015;1:15002. 3. Zen M, et al. Eur J Intern Med. 2023;112:45–51. 4. Refai RH, et al. Sci Rep. 2024;14(1):5234. 5. Suh J, Amato AA. Muscle Nerve. 2024;70(2):166–172. 6. Murimi-Worstell IB, et al. BMJ Open. 2020;10(5):e031850. 7. Anders HJ, et al. Nat Rev Dis Primers. 2020;6(1):7. 8. Hoover PJ, Costenbader KH. Kidney Int. 2016;90(3):487–492. 9. Mayes MD. Rheum Dis Clin North Am. 2003;29(2):239-254. 10. Golder V, et al. Lupus. 2018;27(3): 501-506

What are Chimeric Antigen Receptor (CAR) T Cells? Safety and efficacy of CABA-201• 17 NOV 2024 Image adapted from C&EN Oncology 2018.1 Preparation: Standard lymphodepleting preconditioning regimen T cell source: A patient’s own T cells 1 Leukapheresis: T cells collected from blood 2 Viral vector T cell Reprogramming: Viral vectors deliver gene encoding CAR 3 CAR T treatment: CAR T cells are infused intravenously 6 5 Preconditioning CAR T cell Proliferation: CAR T cells expanded in a bioreactor 4 CAR, chimeric antigen receptor. 1. C&EN Oncology. 2024. Available at: https://cen.acs.org/pharmaceuticals/oncology/Controlling-CAR-T-scientists-plan/96/i19 (accessed October 2024). Engineered T cells that combine the targeting ability of antibodies with the cell-killing machinery of T cells1

RESET™ Clinical Program for CABA-201, a CD19-directed CAR T

Multiple autoimmune diseases evaluated in distinct disease cohorts enrolling at 40 US sites

Trial	Preclinical	Phase 1/2	Pivotal
RESET-Myositis™	Dermatomyositis		
	Anti-synthetase syndrome		
	Immune-mediated necrotizing myopathy		
	Juvenile myositis		
RESET-SLE™	Lupus nephritis		
	Non-renal systemic lupus erythematosus		
RESET-SSc™	Skin + organ cohort		
	Skin cohort		
RESET-MG™	AChR-Ab pos. generalized myasthenia gravis		
	AChR-Ab neg. generalized myasthenia gravis		
RESET-PV™	Mucocutaneous & mucosal pemphigus vulgaris		

- Rheumatology
- Neurology
- Dermatology
- Contains cohort(s) without preconditioning
- Pediatric indication

AChR-Ab, acetylcholine receptor antibody; CABA, Cabaletta Approach to B cell Ablation; CAR, chimeric antigen receptor; RESET, REstoring SElf-Tolerance.
Cabaletta Bio: CABA-201. Available at: www.cabalettabio.com/pipeline/caba-201 (accessed October 2024).

Safety and efficacy of CABA-201• 17 NOV 2024

RESET™ Program: Key Inclusion and Exclusion Criteria

Designed to evaluate the safety and tolerability of CABA-201 in subjects with active, refractory disease

Key inclusion criteria[1–3]

Evidence of active disease despite prior or current treatment with standard of care

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Age ≥18 and ≤75 with a diagnosis of IIM (ASyS, DM, or IMNM) • Presence of at least one MSA • **JIIM**: Age ≥6 and ≤17 with presence of at least one MSA or MAA	• Age ≥18 and ≤65 with an SLE diagnosis • Positive ANA or anti-dsDNA at screening • **SLE (non-renal)**: active, moderate to severe SLE, SLEDAI-2K ≥8; pure class V LN patients eligible for this cohort • **LN**: active, biopsy-proven LN class III or IV (± class V)	• Age ≥18 and ≤70 with a limited or diffuse SSc diagnosis • Evidence of significant skin, pulmonary, renal, or cardiac involvement

Key exclusion criteria[1–3]

B cell-depleting agent within prior 3-6 months; Previous CAR T therapy and/or HSCT

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Cancer-associated myositis • Significant lung or cardiac impairment	• Presence of kidney disease other than LN • Current symptoms of severe, progressive, or uncontrolled pulmonary or cardiac disease	• Severe lung or cardiac impairment

ANA, antinuclear antibody; anti-dsDNA, anti-double strand DNA antibodies; ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; HSCT, hematopoietic stem cell transplantation; IIM, idiopathic inflammatory myopathy; IMNM, immune mediated necrotising myopathy; JIIM, juvenile idiopathic inflammatory myopathy; LN, lupus nephritis; MAA, myositis-associated antibody; MSA, myositis-specific antibodies; SLEDAI-2k, SLE disease activity index 2000; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.

1. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06121297 (accessed October 2024). 2. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06328777 (accessed October 2024). 3. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06154252 (accessed October 2024).

Safety and efficacy of CABA-201• 17 NOV 2024

RESET™ Clinical Trials Have Consistent Design Principles[1]

Individual trials in myositis, SLE, and SSc share common elements of preconditioning, dose, and study design

Screening	Leukapheresis and CABA-201 production	Preconditioning	Single infusion of CABA-201	Primary endpoint: Incidence and severity of AEs	Additional Endpoints
		Day -5 to Day -3	Day 1	Day 29	Study follow-up through Year 3†
	T cells isolated from patient's own PBMCs (autologous CAR T)	FLU 25 mg/m² x 3 days CY 1000 mg/m² x 1 day	Weight-based dosing $1×10^6$ cells/kg		







Additional Endpoints

- Clinical efficacy measuring:
  - Drug-free responses
  - Validated study-specific endpoints
- PK/PD analysis:
  - CABA-201 expansion
  - B cell depletion
  - B cell repopulation
- Adverse events & safety
- Biomarker analysis, including autoantibody levels

Prophylactic tocilizumab is not currently used in the RESET™ protocols

†Follow up period encompasses 15 years in total, aligned to regulatory guidance for CAR T cell therapies

AE, adverse event; CABA, Cabaletta Approach to B cell Ablation; FLU, fludarabine; CY, cyclophosphamide; PBMC, peripheral blood mononuclear cell; PD, pharmacodynamics; PK, pharmacokinetics; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.

Cabaletta Bio: Data on file; 1. Peng BJ, et al. *Mol Ther Methods Clin Dev*. 2024;32(2):101267.

Safety and efficacy of CABA-201• 17 NOV 2024

Baseline Characteristics: First 8 Patients in the RESET™ Program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™		
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**
Age, sex	33 M	60 M	57 M
Disease duration	~2 years	~4 years	~4 years
Autoantibodies	SRP	HMGCR	SAE
Baseline Disease activity*	**MMT-8**		
	130	126	131
	CK (U/L)		
	617	4725	94
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG
GC dose at Screening (mg/day)	5	5	20

*Baseline disease activity = activity before preconditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.
ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; CYC, cyclophosphamide; DM, dermatomyositis; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; LEF, leflunomide; LN, lupus nephritis; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RESET, REstoring SElf-Tolerance; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE disease activity index 2000; SRP, signal recognition particle; SSc, systemic sclerosis; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Baseline Characteristics: First 8 Patients in the RESET™ Program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™			RESET-SLE™		
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1†** Class V LN	**SLE-2**	**SLE-3**
Age, sex	33 M	60 M	57 M	26 M	36 F	44 F
Disease duration	~2 years	~4 years	~4 years	~6 years	~17 years	~9 years
Autoantibodies	SRP	HMGCR	SAE	dsDNA	dsDNA	dsDNA
Baseline Disease activity*	**MMT-8**			**SLEDAI-2K**		
	130	126	131	26	10	8
	CK (U/L)			**UPCR (mg/mg)**		
	617	4725	94	1.08†	n/a	n/a
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ	GC, MMF, HCQ	GC, AZA, HCQ	HCQ, MMF, BEL
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG	CYC, BEL, VOC, TAC	MSC, RTX, ANI, BEL, ADA, MTX	GC, MTX
GC dose at Screening (mg/day)	5	5	20	10	7	n/a

*Baseline disease activity = activity before preconditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.

ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; CYC, cyclophosphamide; DM, dermatomyositis; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; LEF, leflunomide; LN, lupus nephritis; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RESET, REstoring SElf-Tolerance; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE disease activity index 2000; SRP, signal recognition particle; SSc, systemic sclerosis; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.

Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Baseline Characteristics: First 8 Patients in the RESET™ Program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™			RESET-SLE™			
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1†** Class V LN	**SLE-2**	**SLE-3**	**LN-1**
Age, sex	33 M	60 M	57 M	26 M	36 F	44 F	24 F
Disease duration	~2 years	~4 years	~4 years	~6 years	~17 years	~9 years	~2 years
Autoantibodies	SRP	HMGCR	SAE	dsDNA	dsDNA	dsDNA	dsDNA
Baseline Disease activity*	**MMT-8**			**SLEDAI-2K**			
	130	126	131	26	10	8	22
	CK (U/L)			**UPCR (mg/mg)**			
	617	4725	94	1.08†	n/a	n/a	7.22
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ	GC, MMF, HCQ	GC, AZA, HCQ	HCQ, MMF, BEL	GC, ANI, VOC, MMF, HCQ
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG	CYC, BEL, VOC, TAC	MSC, RTX, ANI, BEL, ADA, MTX	GC, MTX	BEL, LEF
GC dose at Screening (mg/day)	5	5	20	10	7	n/a	20

*Baseline disease activity = activity before preconditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.
ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; CYC, cyclophosphamide; DM, dermatomyositis; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; LEF, leflunomide; LN, lupus nephritis; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RESET, REstoring SElf-Tolerance; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE disease activity index 2000; SRP, signal recognition particle; SSc, systemic sclerosis; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Baseline Characteristics: First 8 Patients in the RESET™ Program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™			RESET-SLE™				RESET-SSc™
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1†** Class V LN	**SLE-2**	**SLE-3**	**LN-1**	**SSc-Skin-1** (severe skin cohort)
Age, sex	33 M	60 M	57 M	26 M	36 F	44 F	24 F	66 F
Disease duration	~2 years	~4 years	~4 years	~6 years	~17 years	~9 years	~2 years	~2 years
Autoantibodies	SRP	HMGCR	SAE	dsDNA	dsDNA	dsDNA	dsDNA	RNA P III
Baseline Disease activity*	**MMT-8**			**SLEDAI-2K**				**mRSS**
	130	126	131	26	10	8	22	42
	CK (U/L)			**UPCR (mg/mg)**				
	617	4725	94	1.08†	n/a	n/a	7.22	
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ	GC, MMF, HCQ	GC, AZA, HCQ	HCQ, MMF, BEL	GC, ANI, VOC, MMF, HCQ	MMF
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG	CYC, BEL, VOC, TAC	MSC, RTX, ANI, BEL, ADA, MTX	GC, MTX	BEL, LEF	HCQ
GC dose at Screening (mg/day)	5	5	20	10	7	n/a	20	n/a

*Baseline disease activity = activity before preconditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.

ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; CYC, cyclophosphamide; DM, dermatomyositis; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; LEF, leflunomide; LN, lupus nephritis; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RESET, REstoring SElf-Tolerance; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE disease activity index 2000; SRP, signal recognition particle; SSc, systemic sclerosis; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.

Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Baseline Characteristics: First 8 Patients in the RESET™ Program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™			RESET-SLE™				RESET-SSc™
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1†** Class V LN	**SLE-2**	**SLE-3**	**LN-1**	**SSc-Skin-1** (severe skin cohort)
Age, sex	33 M	60 M	57 M	26 M	36 F	44 F	24 F	66 F
Disease duration	~2 years	~4 years	~4 years	~6 years	~17 years	~9 years	~2 years	~2 years
Autoantibodies	SRP	HMGCR	SAE	dsDNA	dsDNA	dsDNA	dsDNA	RNA P III
Baseline Disease activity*	**MMT-8**			**SLEDAI-2K**				**mRSS**
	130	126	131	26	10	8	22	42
	CK (U/L)			**UPCR (mg/mg)**				
	617	4725	94	1.08†	n/a	n/a	7.22	
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ	GC, MMF, HCQ	GC, AZA, HCQ	HCQ, MMF, BEL	GC, ANI, VOC, MMF, HCQ	MMF
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG	CYC, BEL, VOC, TAC	MSC, RTX, ANI, BEL, ADA, MTX	GC, MTX	BEL, LEF	HCQ
GC dose at Screening (mg/day)	5	5	20	10	7	n/a	20	n/a

*Baseline disease activity = activity before preconditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.

ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; CYC, cyclophosphamide; DM, dermatomyositis; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; LEF, leflunomide; LN, lupus nephritis; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RESET, REstoring SElf-Tolerance; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE disease activity index 2000; SRP, signal recognition particle; SSc, systemic sclerosis; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.

Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201 • 17 NOV 2024

Incidence and Severity of Adverse Events*

	RESET-Myositis™		
Cohort	**IMNM**		**DM**
Patient	**IMNM-1**	**IMNM-2**	**DM-1**
CRS†	None	None	None
ICANS†	None	None	None
Serious infections‡	None	None	None
Hypogammaglobulinemia	None	None	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Tocilizumab was **not** administered for any cases of CRS.
‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

CRS, cytokine release syndrome; CY, cyclophosphamide; DM, dermatomyositis; FLU, fludarabine; ICANS, immune effector cell-associated neurotoxicity syndrome; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; PE, pulmonary embolism; SAE, serious adverse event; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Incidence and Severity of Adverse Events*

	RESET-Myositis™			RESET-SLE™		
Cohort	**IMNM**		**DM**	**Non-renal SLE**		
Patient	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1**	**SLE-2**	**SLE-3**
CRS†	None	None	None	None	Grade 1	None
ICANS†	None	None	None	None	None	None
Serious infections‡	None	None	None	None	None	None
Hypogammaglobulinemia	None	None	None	None	None	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, only DM-1, SLE-2, SLE-3, and SSc-Skin-1 **received** medication for seizure prophylaxis. Tocilizumab was **not** administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

CRS, cytokine release syndrome; CY, cyclophosphamide; DM, dermatomyositis; FLU, fludarabine; ICANS, immune effector cell-associated neurotoxicity syndrome; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; PE, pulmonary embolism; SAE, serious adverse event; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Incidence and Severity of Adverse Events*

	RESET-Myositis™			RESET-SLE™			RESET-SSc™
Cohort	**IMNM**		**DM**	**Non-renal SLE**			**SSc – Severe Skin**
Patient	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1**	**SLE-2**	**SLE-3**	**SSc-Skin-1**
CRS†	None	None	None	None	Grade 1	None	Grade 2
ICANS†	None	None	None	None	None	None	None
Serious infections‡	None	None	None	None	None	None	None
Hypogammaglobulinemia	None	None	None	None	None	None	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None	None

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, only DM-1, SLE-2, SLE-3, and SSc-Skin-1 **received** medication for seizure prophylaxis. Tocilizumab was **not** administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

CRS, cytokine release syndrome; CY, cyclophosphamide; DM, dermatomyositis; FLU, fludarabine; ICANS, immune effector cell-associated neurotoxicity syndrome; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; PE, pulmonary embolism; SAE, serious adverse event; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Incidence and Severity of Adverse Events*

	RESET-Myositis™			RESET-SLE™				RESET-SSc™
Cohort	**IMNM**		**DM**	**Non-renal SLE**			**LN**	**SSc – Severe Skin**
Patient	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1**	**SLE-2**	**SLE-3**	**LN-1**	**SSc-Skin-1**
CRS†	None	None	None	None	Grade 1	None	Grade 1	Grade 2
ICANS†	None	None	None	None	None	None	Grade 4	None
Serious infections‡	None	None	None	None	None	None	None	None
Hypogammaglobulinemia	None	None	None	None	None	None	Grade 2	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None	Fever (1) Pancytopenia¶ (4)	None

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, only DM-1, SLE-2, SLE-3, and SSc-Skin-1 **received** medication for seizure prophylaxis. Tocilizumab was **not** administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

¶Consistent with "Prolonged Cytopenias," which is a labeled warning and precaution for approved oncology CAR T products.

CRS, cytokine release syndrome; CY, cyclophosphamide; DM, dermatomyositis; FLU, fludarabine; ICANS, immune effector cell-associated neurotoxicity syndrome; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; PE, pulmonary embolism; SAE, serious adverse event; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Incidence and Severity of Adverse Events*

	RESET-Myositis™			RESET-SLE™				RESET-SSc™
Cohort	**IMNM**		**DM**	**Non-renal SLE**			**LN**	**SSc – Severe Skin**
Patient	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1**	**SLE-2**	**SLE-3**	**LN-1**	**SSc-Skin-1**
CRS†	None	None	None	None	Grade 1	None	Grade 1	Grade 2
ICANS†	None	None	None	None	None	None	Grade 4	None
Serious infections‡	None	None	None	None	None	None	None	None
Hypogammaglobulinemia	None	None	None	None	None	None	Grade 2	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None	Fever (1) Pancytopenia¶ (4)	None
Unrelated SAEs (Grade)§	None	Back Pain (3) PE# (4)	None	None	None	None	None	Neutropenia (4) (FLU/CY related)

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, only DM-1, SLE-2, SLE-3, and SSc-Skin-1 **received** medication for seizure prophylaxis. Tocilizumab was **not** administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

#Patient with Factor V Leiden heterozygosity (increased risk for thrombosis), recent intravenous immunoglobulin treatment, history of myocardial infarction, recent hospitalization for back pain & fatigue with decreased mobility. Undetectable CABA-201 levels since Day 22. Event occurred at Day 38 and was reported as PE leading to cardiac arrest, followed by successful pulmonary artery thrombectomy.
¶Consistent with "Prolonged Cytopenias," which is a labeled warning and precaution for approved oncology CAR T products.

CRS, cytokine release syndrome; CY, cyclophosphamide; DM, dermatomyositis; FLU, fludarabine; ICANS, immune effector cell-associated neurotoxicity syndrome; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; PE, pulmonary embolism; SAE, serious adverse event; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

Consistent and Complete B cell Depletion by Day 22[1]

In patients with >3-month follow-up, B cell repopulation with naïve cells started as early as 8 weeks

B cell depletion & CABA-201 expansion through Day 30


B cells/µL Blood
CABA-201 cells/µL Blood
Days post infusion
*
SLE-1
SLE-2
LN-1
DM-1
IMNM-1
IMNM-2
SSc-Skin-1

B cell depletion/repopulation & CABA-201 expansion through Day 150


B cells/µL Blood
CABA-201 cells/µL Blood
Days post infusion
*
SLE-1
SLE-2
LN-1
DM-1
IMNM-1
IMNM-2
SSc-Skin-1

CABA-201 exhibited a PK/PD profile with peak expansion between Day 8 and 15 as expected, with a later 2nd peak for LN-1

PK, pharmacokinetic; PD, pharmacodynamic

* Pre-infusion B-cell levels were measured at pre-preconditioning for all subjects other than IMNM-2 where apheresis was used

1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Safety and efficacy of CABA-201 • 17 NOV 2024

RESET- Myositis™: Early Efficacy Data Following CABA-201 Infusion

1st known adult DM patient dosed with CAR T demonstrated compelling early clinical response off immunosuppressants‡


CK
CK (U/L)
1000
800
600
400
200
0
Baseline
Day 29
CDASI-A
25
9
Baseline
Day 29
MMT-8
MMT-8
150
140
130
120
Normal strength
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
DM-1


TIS
Discontinued all immunosuppressants
TIS
100
90
80
70
60
50
40
30
20
10
0
Major
Moderate
Minor
None
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
DM-1
Discontinued:
MMF, HCQ

‡ As of Nov 1, 2024

CAR; chimeric antigen receptor; CDASI-A, Cutaneous Dermatomyositis Disease Area and Severity Index – Activity; CK, creatinine kinase; DM, dermatomyositis; GC, glucocorticoid; HCQ, hydroxychloroquine; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; RESET, REstoring SElf-Tolerance; TIS, total improvement score; U/L, units per liter.

Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201• 17 NOV 2024

RESET- Myositis™: Efficacy Data Following CABA-201 Infusion

1st IMNM patient with longer follow up demonstrated continuing clinical response off immunosuppressants without flares‡



CK (N=3)
CK (U/L)
5000
4000
3000
2000
1000
0
Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24



MMT-8 (N=3)
Normal strength
MMT-8
150
140
130
120
110
Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24
IMNM-1 IMNM-2 DM-1



TIS (N=3)
Discontinued all immunosuppressants
TIS
100
90
80
70
60
50
40
30
20
10
0
Major
Moderate
Minor
None
Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24
IMNM-1 IMNM-2 DM-1
Discontinued: MTX IVIG MMF, HCQ

Initial clinical responses in IMNM are consistent with published data[1]; response kinetics may differ among myositis subtypes

‡ As of Nov 1, 2024

CDASI-A, Cutaneous Dermatomyositis Disease Area and Severity Index – Activity; CK, creatinine kinase; DM, dermatomyositis; GC, glucocorticoid; HCQ, hydroxychloroquine; IMNM, immune-mediated necrotizing myopathy; IVIG, intravenous immunoglobulin; MTX, Methotrexate; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; RESET, REstoring SElf-Tolerance; TIS, total improvement score; U/L, units per liter.

Cabaletta Bio: Data on file. 1. Schett, G. 'CAR-T Cell Therapy: "The Future is Now."' 5th Global Conference on Myositis. iMyoS. Pittsburgh, PA.

Safety and efficacy of CABA-201 • 17 NOV 2024

RESET-SLE™: Efficacy Data in SLE Following CABA-201 Infusion

All 3 SLE patients demonstrated clinical responses off immunosuppressants; longer follow up patient SLE-1 completed steroid taper‡


SLE-1
Class V LN
SLEDAI-2K
30
25
20
15
10
5
0
26
8
Discontinued GC, MMF, HCQ
dsDNA
Low complement
Proteinuria (Class V LN)
Baseline
Week 24
SLE-2
10
4
Discontinued AZA, HCQ
dsDNA
Low complement
Baseline
Day 29
SLE-3
8
2
Discontinued HCQ, MMF, BEL
dsDNA
Baseline
Day 29

No clinical symptoms on SLEDAI-2K through latest follow up, including SLE-1 with isolated Class V LN (non-renal cohort) with persistent proteinuria as expected


Clinical Criteria
Vasculitis
Pleurisy
Rash
Arthritis
Alopecia
Laboratory Criteria
Increased DNA binding
Proteinuria
Pyuria
Low complement
Hematuria
Leukopenia

‡ As of Nov 1, 2024

AZA, azathioprine; BEL, belimumab; GC, glucocorticoid; dsDNA, double-stranded DNA; HCQ, hydroxychloroquine; LN, lupus nephritis; MMF, mycophenolate mofetil; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000.

Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201 • 17 NOV 2024

22 SLEDAI-2K 8 RESET-SLE™: Efficacy Data in LN Following CABA-201 infusion Safety and efficacy of CABA-201• 17 NOV 2024 ‡ As of Nov 1, 2024 ANI, anifrolumab; dsDNA, double-stranded DNA; HCQ, hydroxychloroquine; LN, lupus nephritis; MMF, mycophenolate mofetil; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin Cabaletta Bio: Data on file. Proteinuria markedly improved in LN-1 off all 4 immunosuppressants by Week 8; SLE-1 with isolated Class V lupus nephritis (non-renal cohort) demonstrated resolution of all clinical symptoms with proteinuria persisting off immunosuppressants with prednisone tapered off. LN-1 demonstrated marked improvement of proteinuria off all immunosuppressants, continuing steroid taper ‡ UPCR (mg/mg) Discontinued all immunosuppressants LN-1 proteinuria markedly improved by Week 8 with alopecia/rash as the remaining clinical manifestations at Week 16 after discontinuation of all immunosuppressants and continuing prednisone taper Discontinued ANI, VOC, MMF, HCQ SLEDAI-2K dsDNA Complement Rash Pyuria Proteinuria Hematuria Arthritis Alopecia Rash Proteinuria

LN-1 Patient : ICANS Event Timeline

Patient with recent fever in setting of acute and severe inflammation

- 24-year-old female with SLE for ~2 years and with active class III LN
- Active, severe (SLEDAI-2K = 22; UPCR = 7.22 mg/mg) refractory disease despite 5 systemic treatments* for SLE at screening

Day -7 to -5:
Preconditioning

Pre-infusion period

Day -4: Fever/worsening anemia (resolved in 3 days)

Day -18: Fever/relapsing pericardial effusion (resolved in 1 day)

*Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine
CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; LN, lupus nephritis; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urinary protein-to-creatinine ratio

Cabaletta Bio: Data on file. 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Safety and efficacy of CABA-201• 17 NOV 2024

LN-1 Patient : ICANS Event Timeline

Patient with recent fever in setting of acute and severe inflammation

- 24-year-old female with SLE for ~2 years and with active class III LN
- Active, severe (SLEDAI-2K = 22; UPCR = 7.22 mg/mg) refractory disease despite 5 systemic treatments* for SLE at screening



Day -7 to -5:
Preconditioning
Day 1:
CABA-201 infusion
Pre-infusion period
Post-infusion period
Day -4: Fever/worsening anemia (resolved in 3 days)
Day -18: Fever/relapsing pericardial effusion (resolved in 1 day)
Day 9: Grade 1 CRS
Day 10: Grade 4 ICANS
• Arousable; unable to speak
• Subclinical seizure activity on EEG
• No evidence of elevated intracranial pressure or cerebral edema
Day 12: ICANS fully resolved
• Managed with standard therapies

*Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine

CRS, cytokine release syndrome; EEG, electroencephalogram; ICANS, immune effector cell-associated neurotoxicity syndrome; LN, lupus nephritis; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urinary protein-to-creatinine ratio

Cabaletta Bio: Data on file. 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Safety and efficacy of CABA-201• 17 NOV 2024

LN-1 Patient : ICANS Event Timeline

Patient with recent fever in setting of acute and severe inflammation

- 24-year-old female with SLE for ~2 years and with active class III LN
- Active, severe (SLEDAI-2K = 22; UPCR = 7.22 mg/mg) refractory disease despite 5 systemic treatments* for SLE at screening

Day -7 to -5: Preconditioning

Day 1: CABA-201 infusion

Pre-infusion period

Post-infusion period

Day -18: Fever/relapsing pericardial effusion (resolved in 1 day)

Day -4: Fever/worsening anemia (resolved in 3 days)

Day 9: Grade 1 CRS

Day 10: Grade 4 ICANS
- Arousable; unable to speak
- Subclinical seizure activity on EEG
- No evidence of elevated intracranial pressure or cerebral edema

Day 12: ICANS fully resolved
- Managed with standard therapies

Patient had acute, febrile inflammatory events and highly elevated pro-inflammatory cytokines (MIP-1β, IL-27) prior to infusion that continued after treatment, suggesting a possible occult infection; supportive data from TCR clonal sequencing[1]

*Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine

CRS, cytokine release syndrome; EEG, electroencephalogram; ICANS, immune effector cell-associated neurotoxicity syndrome; LN, lupus nephritis; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; TCR, T Cell Receptor; UPCR, urinary protein-to-creatinine ratio

Cabaletta Bio: Data on file. 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Safety and efficacy of CABA-201• 17 NOV 2024

Safety and efficacy of CABA-201• 17 NOV 2024 LN-1 Patient Outcome: 4 Months Post-Treatment Patient 4 Months Follow-up* Off all immunosuppressants‡ Prednisone 8mg/day; taper ongoing SLEDAI-2K: 22 à 8 UPCR (mg/mg): 7.22 à 0.63 Compelling clinical response since discontinuation of all immunosuppressants, continuing steroid taper *As of Nov 1, 2024 ‡Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine ANI, anifrolumab; dsDNA, double-stranded DNA; HCQ, hydroxychloroquine; LN, lupus nephritis; MMF, mycophenolate mofetil; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin Cabaletta Bio: Data on file.

LN-1 Patient Outcome: 4 Months Post-Treatment

Compelling clinical response since discontinuation of all immunosuppressants, continuing steroid taper

Patient 4 Months Follow-up*

- Off all immunosuppressants‡
- Prednisone 8mg/day; taper ongoing
- SLEDAI-2K: 22 → 8
- UPCR (mg/mg): 7.22 → 0.63



SLEDAI-2K
SLEDAI-2K
30
25
20
15
10
5
0
22
dsDNA
Complement
Rash
Pyuria
Proteinuria
Hematuria
Arthritis
Discontinued
ANI, VOC, MMF, HCQ
8
Alopecia
Rash
Proteinuria
Baseline
Week 16

"Overall, I feel much better than I felt before CABA-201 therapy. I have much more energy, I have significantly less joint pain and inflammation, my proteinuria has improved, I no longer have any mouth sores, and I am getting back to my normal self!

At 25 years old, my kidneys were not functioning properly and continued to get worse despite all of the strong medications I was on. I had multiple occurrences of fluid around my heart. CABA-201 has put a stop to that and has allowed my body to heal. Although I faced complications afterwards, I believe the improvement that I have seen in both my numbers and how I feel, was far worth it.

If I had the choice, I would choose to receive CABA-201 again…. "

- LN-1 patient at 4 months post-therapy

*As of Nov 1, 2024
‡Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine
ANI, anifrolumab; dsDNA, double-stranded DNA; HCQ, hydroxychloroquine; LN, lupus nephritis; MMF, mycophenolate mofetil; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin
Cabaletta Bio: Data on file.

Safety and efficacy of CABA-201 • 17 NOV 2024

RESET-SSc™: Emerging Efficacy Data - 42 days post infusion ‡ As of Nov 1, 2024 patient is not taking immunosuppressants or steroids mRSS, modified Rodnan Skin Score; RESET, REstoring SElf-Tolerance; SSc, systemic sclerosis Cabaletta Bio: Data on file. 1. Khanna D, et al. J Scleroderma Relat Disord. 2017;2(1):11–18. Safety and efficacy of CABA-201• 17 NOV 2024 Early clinical data indicate potential emergence of a drug-free clinical response‡ Baseline Day 22 Day 42 mRSS 42 38 36 Overall mRSS score SSc-Skin-1 Baseline mRSS score by body area SSc-Skin-1 0 1 2 3 None Mild Moderate Severe Modified Rodnan Skin Score (mRSS): a measure of skin thickness in SSc across 17 body areas, with a maximum score of 511 Used as an outcome measure in SSc clinical trials as a surrogate for disease activity, severity and mortality1 0 1 2 3 None Mild Moderate Severe Day 42 mRSS score by body area SSc-Skin-1 Early disease improvements in face and hands after discontinuation of disease-specific medication

Summary from Clinical and Translational Data on the First 8 Patients Safety and efficacy of CABA-201• 17 NOV 2024 CABA-201 appears to have a favorable risk-benefit profile In patients with recent fever or infections, delaying CAR T infusion should be considered CABA-201 provided compelling efficacy in highly active and refractory autoimmune patients through the follow-up period Initial data support the potential for drug-free clinical responses All patients discontinued all immunosuppressants SLE patients with longer follow-up: steroid taper completed or ongoing (prednisone 8mg/day) The PK/PD data support the current dose of CABA-2011 CAR, chimeric antigen receptor; PK, pharmacokinetic; PD, pharmacodynamic; SLE, systemic lupus erythematosus 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-MyositisTM and RESET-SLETM Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Patients and caregivers involved in the RESET™ clinical program Site investigators and staff involved with these patients from the RESET™ clinical program Mayo Clinic, Rochester University of California, Davis University of California, Irvine University of Michigan University of North Carolina Cabaletta Bio team Biostatistics Clinical Development Clinical Operations Computational Biology Manufacturing Medical Affairs Translational Medicine Acknowledgements Safety and efficacy of CABA-201• 17 NOV 2024